Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended September 27, 2020
FREMONT, Calif., October 21, 2020 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended September 27, 2020 (the “September 2020 quarter”).
Highlights for the September 2020 quarter were as follows:
•Revenue of $3.18 billion.
•U.S. GAAP gross margin of 47.4%, U.S. GAAP operating income as a percentage of revenue of 30.2%, and U.S. GAAP diluted EPS of $5.59.
•Non-GAAP gross margin of 47.5%, non-GAAP operating income as a percentage of revenue of 31.1%, and non-GAAP diluted EPS of $5.67.
Key Financial Data for the Quarters Ended
September 27, 2020 and June 28, 2020
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	September 2020	June 2020	Change Q/Q
Revenue	$3,177,080	$2,791,864	+ 14%
Gross margin as percentage of revenue	47.4%	45.9%	+ 150 bps
Operating income as percentage of revenue	30.2%	27.1%	+ 310 bps
Diluted EPS	$5.59	$4.73	+ 18%

Non-GAAP
	September 2020	June 2020	Change Q/Q
Revenue	$3,177,080	$2,791,864	+ 14%
Gross margin as percentage of revenue	47.5%	46.1%	+ 140 bps
Operating income as percentage of revenue	31.1%	28.5%	+ 260 bps
Diluted EPS	$5.67	$4.78	+ 19%

U.S. GAAP Financial Results
For the September 2020 quarter, revenue was $3,177 million, gross margin was $1,506 million, or 47.4% of revenue, operating expenses were $545 million, operating income was 30.2% of revenue, and net income was $823 million, or $5.59 per diluted share on a U.S. GAAP basis. This compares to revenue of $2,792 million, gross margin of $1,280 million, or 45.9% of revenue, operating expenses of $525 million, operating income of 27.1% of revenue, and net income of $697 million, or $4.73 per diluted share, for the quarter ended June 28, 2020 (the “June 2020 quarter”).
Non-GAAP Financial Results
For the September 2020 quarter, non-GAAP gross margin was $1,511 million, or 47.5% of revenue, non-GAAP operating expenses were $523 million, non-GAAP operating income was 31.1% of revenue, and non-GAAP net income was $835 million, or $5.67 per diluted share. This compares to non-GAAP gross margin of $1,288 million, or 46.1% of revenue, non-GAAP operating expenses of $493 million, non-GAAP operating income of 28.5% of revenue, and non-GAAP net income of $704 million, or $4.78 per diluted share, for the June 2020 quarter.
“Lam generated outstanding results in the September quarter with record revenues and earnings per share,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “Our strong operational execution is enabling the Company to meet our customers' critical needs, providing a solid foundation to deliver on our long-term growth objectives.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased slightly to $6.9 billion at the end of the September 2020 quarter compared to $7.0 billion at the end of the June 2020 quarter. This decrease was primarily the result of $448.6 million of share repurchases, including net share settlement on employee stock-based compensation; $167.1 million of dividends paid to stockholders; and $62.8 million of capital expenditures, partially offset by $642.5 million of cash generated from operating activities.
Revenue
The geographic distribution of revenue during the September 2020 quarter is shown in the following table:

Region	Revenue
China	37%
Korea	24%
Taiwan	14%
Japan	12%
Southeast Asia	7%
United States	4%
Europe	2%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	September 27, 2020	June 28, 2020	September 29, 2019
	(In thousands)
System revenue	$2,148,241	$1,865,249	$1,365,228
Customer support-related revenue and other	1,028,839	926,615	800,518
	$3,177,080	$2,791,864	$2,165,746
System revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant product line.
Outlook

For the quarter ended December 27, 2020, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$3.3 Billion	+/-	$200 Million	—		$3.3 Billion	+/-	$200 Million
Gross margin as a percentage of revenue	46.0%	+/-	1%	$1	Million	46.0%	+/-	1%
Operating income as a percentage of revenue	29.1%	+/-	1%	$14	Million	29.5%	+/-	1%
Net income per diluted share	$5.51	+/-	$0.40	$13	Million	$5.60	+/-	$0.40
Diluted share count	146 Million			—		146 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $1 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $14 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $14 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($2 million); totaling $13 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the September 2020 and June 2020 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and income tax expense (benefit) of non-GAAP items. Additionally, the June 2020 quarter non-GAAP results exclude an adjustment to the previously recognized cumulative income tax benefit reversal associated with the Ninth Circuit decision to deny a rehearing of the Altera stock-based compensation case.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our operational execution; our ability to meet our customers’ critical needs; and our ability to deliver on our long term growth objectives. Some factors that may affect these forward-looking statements include: the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, and trade disputes may inhibit our ability to sell our products; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 28, 2020. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. As a trusted, collaborative partner to the world’s leading semiconductor companies, we combine superior systems engineering capability, technology leadership, and unwavering commitment to customer success to accelerate innovation through enhanced device performance. In fact, today, nearly every advanced chip is built with Lam technology. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended
	September 27, 2020	June 28, 2020	September 29, 2019
Revenue	$3,177,080	$2,791,864	$2,165,746
Cost of goods sold	1,670,901	1,511,532	1,184,036
Gross margin	1,506,179	1,280,332	981,710
Gross margin as a percent of revenue	47.4%	45.9%	45.3%
Research and development	355,367	338,810	286,827
Selling, general and administrative	189,748	185,800	157,428
Total operating expenses	545,115	524,610	444,255
Operating income	961,064	755,722	537,455
Operating income as a percent of revenue	30.2%	27.1%	24.8%
Other expense, net	(38,792)	(7,553)	(12,728)
Income before income taxes	922,272	748,169	524,727
Income tax expense	(98,821)	(51,496)	(58,938)
Net income	$823,451	$696,673	$465,789
Net income per share:
Basic	$5.67	$4.79	$3.22
Diluted	$5.59	$4.73	$3.09
Number of shares used in per share calculations:
Basic	145,267	145,295	144,673
Diluted	147,248	147,416	150,682
Cash dividend declared per common share	$1.30	$1.15	$1.15

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 27, 2020	June 28, 2020	September 29, 2019
	(unaudited)	(1)	(unaudited)
ASSETS
Cash and cash equivalents	$4,129,067	$4,915,172	$4,607,182
Investments	2,528,841	1,795,080	983,650
Accounts receivable, net	2,317,922	2,097,099	1,635,643
Inventories	2,138,050	1,900,024	1,483,385
Prepaid expenses and other current assets	161,003	146,160	124,755
Total current assets	11,274,883	10,853,535	8,834,615
Property and equipment, net	1,133,529	1,071,499	1,030,168
Restricted cash and investments	253,458	253,911	254,654
Goodwill and intangible assets	1,646,343	1,652,968	1,690,648
Other assets	748,795	727,134	533,417
Total assets	$15,057,008	$14,559,047	$12,343,502
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$834,138	$839,877	$645,158
Other current liabilities	2,572,730	2,322,565	1,812,524
Total current liabilities	3,406,868	3,162,442	2,457,682
Long-term debt and finance lease obligations	4,993,495	4,970,848	3,788,089
Income taxes payable	879,870	909,709	856,895
Other long-term liabilities	351,283	332,559	261,890
Total liabilities	9,631,516	9,375,558	7,364,556
Temporary equity, convertible notes	6,307	10,995	42,553
Stockholders’ equity (2)	5,419,185	5,172,494	4,936,393
Total liabilities and stockholders’ equity	$15,057,008	$14,559,047	$12,343,502

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 144,593 as of September 27,2020, 145,331 as of June 28, 2020, and 144,871 as of September 29,2019.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended
	September 27, 2020	June 28, 2020	September 29, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$823,451	$696,673	$465,789
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	72,912	71,083	64,664
Deferred income taxes	(1,850)	(92,293)	(2,992)
Equity-based compensation expense	55,988	53,153	42,905
Amortization of note discounts and issuance costs	1,422	1,329	1,675
Other, net	2,917	(10,822)	4,026
Changes in operating assets and liabilities	(312,329)	93,925	(112,020)
Net cash provided by operating activities	642,511	813,048	464,047
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(62,806)	(50,554)	(39,256)
Net (purchase) sale of available-for-sale securities	(737,074)	(354,350)	790,478
Other, net	(1,786)	(25,305)	(540)
Net cash (used for) provided by investing activities	(801,666)	(430,209)	750,682
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt, net of issuance costs	—	1,974,651	—
Principal payments on debt	(19,173)	(2,948)	(28,965)
Repayments of borrowings on revolving credit facility	—	(1,250,000)	—
Treasury stock purchases	(448,581)	(41,017)	(78,132)
Dividends paid	(167,129)	(167,739)	(158,868)
Reissuance of treasury stock related to employee stock purchase plan	—	46,992	—
Proceeds from issuance of common stock	5,538	1,869	3,869
Other, net	(2,140)	1,592	—
Net cash (used for) provided by financing activities	(631,485)	563,400	(262,096)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	4,082	7,103	(4,193)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(786,558)	953,342	948,440
Cash, cash equivalents, and restricted cash at beginning of period	5,169,083	4,215,741	3,913,396
Cash, cash equivalents, and restricted cash at end of period	$4,382,525	$5,169,083	$4,861,836

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	September 27, 2020	June 28, 2020
Revenue	$3,177,080	$2,791,864
Gross margin	$1,510,673	$1,288,339
Gross margin as percentage of revenue	47.5%	46.1%
Operating expenses	$523,086	$493,115
Operating income	$987,587	$795,224
Operating income as a percentage of revenue	31.1%	28.5%
Net income	$835,066	$704,456
Net income per diluted share	$5.67	$4.78
Shares used in per share calculation - diluted	147,248	147,416
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	September 27, 2020	June 28, 2020
U.S. GAAP net income	$823,451	$696,673
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,270	1,627
Loss on elective deferred compensation ("EDC") related liability - cost of goods sold	3,224	6,380
Loss on EDC related liability - research and development	5,803	11,483
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,357	12,357
Loss on EDC related liability - selling, general and administrative	3,869	7,655
Amortization of note discounts - other expense, net	1,011	935
Gain on EDC related asset - other expense, net	(12,927)	(26,135)
Net income tax benefit on non-GAAP items	(2,992)	(5,698)
Adjustment to cumulative income tax benefit reversal due to a court ruling	—	(821)
Non-GAAP net income	$835,066	$704,456
Non-GAAP net income per diluted share	$5.67	$4.78
U.S. GAAP net income per diluted share	$5.59	$4.73
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	147,248	147,416

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	September 27, 2020	June 28, 2020
U.S. GAAP gross margin	$1,506,179	$1,280,332
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,270	1,627
Loss on EDC related liability	3,224	6,380
Non-GAAP gross margin	$1,510,673	$1,288,339
U.S. GAAP gross margin as a percentage of revenue	47.4%	45.9%
Non-GAAP gross margin as a percentage of revenue	47.5%	46.1%
U.S. GAAP operating expenses	$545,115	$524,610
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,357)
Loss on EDC related liability	(9,672)	(19,138)
Non-GAAP operating expenses	$523,086	$493,115
U.S. GAAP operating income	$961,064	$755,722
Non-GAAP operating income	$987,587	$795,224
U.S. GAAP operating income as percent of revenue	30.2%	27.1%
Non-GAAP operating income as a percent of revenue	31.1%	28.5%

Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com